UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 8, 2011

EDUTOONS, INC.
(Exact name or registrant as specified in its charter)

Delaware	4841	27-2701563
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

EDUtoons, Inc
610 State Route 116
Metamora, IL 61548
(Address of Principal Executive Offices, Including Zip Code)

309-367-2800
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Closing of Acquisition Agreement

EDUtoons, Inc. (“EDUtoons”, "We", "Us", "Our" or the "Company"), a Delaware corporation, on November 8, 2011, simultaneously executed an Acquisition Agreement dated November 8, 2011 (the “Acquisition Agreement”) entered into with the shareholders of ContinuityX, Inc. (“Continuity”), a Delaware corporation and closed with respect to the Acquisition Agreement (the “Closing”). At the Closing, EDUtoons acquired one hundred (100%) of the issued and outstanding common shares of Continuity from the stockholders of Continuity (the “Continuity Stockholders”) in exchange for seven million three hundred thousand (7,300,000) shares of the common stock of EDUtoons, constituting approximately 71% of EDUtoons’s Common Stock issued and outstanding as of November 8, 2011.  The stockholders who are designees of Highland, who are designated in the chart on page 12, have agreed to cancel 1,500,000 shares of this stock.

The Acquisition Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants.

The Company intends to file a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State within one (1) year after the Closing to do the following:

A.	Change its name to “ContinuityX Solutions, Inc.”,

B.	Increase the number of our authorized shares from 10,000,000 to a number determined by the Board of Directors and approved by stockholders owning a majority of its shares,

C.	Implementing a forward stock split stock split by a number to be determined by the Board of Directors and approval by stockholders owning a majority of its shares, and

D.	Authorize preferred stock. The Company anticipates that such preferred stock shall have anti-dilutive rights.

The effect of the Acquisition Agreement is such that effectively a reorganization of the entities has occurred for accounting purposes and is deemed to be a reverse acquisition. Subsequent to the Closing pursuant to the Acquisition Agreement, the financial statements presented are those of the combined Continuity and EDUtoons, as if the Acquisition Agreement had been in effect retroactively for all periods presented. Immediately following the closing pursuant to the Acquisition Agreement, Continuity and its stockholders have effective control of EDUtoons, even though EDUtoons has acquired Continuity. For accounting purposes, Continuity will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of EDUtoons, i.e., a capital transaction involving the issuance of shares by EDUtoons for the shares of Continuity. Accordingly, the combined assets, liabilities and results of operations of Continuity became the historical financial statements of EDUtoons at the closing of the Acquisition Agreement, and EDUtoons’s assets, liabilities and results of operations have been consolidated with those of Continuity commencing as of November 8, 2011, the date of the Closing. No step-up in basis or intangible assets or goodwill will be recorded in this transaction. As this transaction is being accounted for as a reverse acquisition, all direct costs of the transaction have been charged to additional paid-in capital. All professional fees and other costs associated with transaction have been charged to additional paid-in-capital.  The Company has determined to continue to utilize June 30 as the end of its fiscal year.

DESCRIPTION OF OUR BUSINESS

Forward Looking Statements

Forward-looking statements are based upon the beliefs of our management, as well as assumptions made by and information currently available to our management.  When used in this report, the words “estimate,” “project,” “believe,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements.  These statements reflect our current views with respect to future events and are subject to risks and uncertainties which may cause our actual results to differ materially from those contemplated in our forward-looking statements.  We caution you not to place undue reliance upon such forward-looking statements, as our results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the risk factors section and elsewhere in this report.  Any such statements are representative only as of the date of this report.  We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances subsequent to the date of this report or to reflect the occurrence of unanticipated events, except for such updates to this report as are required by federal securities laws and such periodic reports as are required pursuant to the Securities Exchange Act of 1934, as amended.

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History and Development (Organization within Last 5 Years)

EDUtoons was incorporated under the laws of the State of Delaware on April 28, 2010.  Our initial business purpose was to provide education for children by producing one-minute, three-minute and five-minute educational cartoons, which were intended to serve as both an education tool and counter-balance to the, at times, violent and age-inappropriate nature of cartoons and programming directed at children.  We intended to provide a useful education format for school children and intended to market our cartoon segments to television programmers, as well as to education institutions in order to enable teachers to expose their students to a new learning format while keeping it fun at the same time.  Management is evaluating whether to continue the Company’s existing business.

On November 1, 2011, Continuity purchased three million two hundred fifty thousand (3,250,000) shares of common stock, par value of $0.001 per share, of EDUtoons for an aggregate purchase price of twenty five thousand ($25,000) dollars.  Simultaneously, EDUtoons issued three million (3,000,000) shares of EDUtoon’s common stock pursuant to its Initial Public Offering (“IPO”) for an aggregate purchase price of one hundred fifty thousand ($150,000) dollars, pursuant to a Registration Statement on Form S-1 filed by EDUtoons with the Securities and Exchange Commission (“SEC”), having an effective date of May 5, 2011 (the “Registration Statement”).  Immediately after the Closing, EDUtoons redeemed three million two hundred fifty thousand (3,250,000) shares of Continuity’s common stock owned by Continuity’s existing stockholders excluding the stockholders who became stockholders pursuant to the IPO (the “Redemption”) for an aggregate cost of $82,500.

On November 1, 2011, Eileen Russell, President, CEO, Treasurer and a Director, appointed David Godwin and Anthony Roth as Directors of the Company.  Ms. Russell then resigned as Director and from all of her positions as an officer and director of the Registrant.

Mr. Godwin is the President, Chief Executive Officer and a Director of the Company and Mr. Roth is the Executive Vice President, Chief Financial Officer and a Director of the Company.  Accordingly, Mr. Godwin and Mr. Roth are currently our sole officers and directors.

EDUtoons has not been involved in any bankruptcy, receivership or similar proceeding.

ContinuityX, Inc.

Continuity was incorporated on March 25, 2011, pursuant to the laws of the State of Delaware.  Continuity is in the business of providing consultation and expertise in the discovery, acquisition, implementation and management of network, disaster recovery, voice and voice over internet protocol (voip), project design, management, and monitoring.  Specializing in finance, health, manufacturing, and large-scale distribution, Continuity will act as a solutions provider and channel partner in that it will partner with manufacturers to market and sell the manufacturer's products, services, and/or technologies.  Continuity has business relationships with many companies including, but not limited to, being a “Premier Solutions Provider” for AT&T and as a XO Communication ”Business Partner”.

On July 5, 2011 Continuity and Highland Global Partners, Inc. (“Highland”) entered into a consulting agreement pursuant to which Highland agreed to provide to Continuity consulting services from time to time during the twelve (12) month term of the agreement in exchange for twenty-five million (25,000,000) shares of common stock of Continuity based on there being forty-eight million (48,000,000) shares of Continuity issued and outstanding.

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Continuity has brought together a collaboration of seasoned technical sales, marketing and operations experts, combined with certified engineers and technology programmers and IT specialists.

Continuity currently has 11 full-time employees consisting of two executive officers, two sales persons, three operational vice presidents and four administrative staff personnel.

Our corporate headquarters are located at 610 State Route 116, Matamora, IL 61548.  We lease this space for a monthy rent of $1,200 with a lease term through July 31, 2016.

We have a satellite office in Marlborough, Massachusetts.  We lease this space for a monthly rent of $778.  The original term runs through September 30, 2012 with an option, exercisable by Continuity, to renew the lease for a one-year term.

Government Regulation

Management believes that the Company is not subject to any specific governmental regulation due to the nature of its intended business.

Competition

We believe our main competitors are the companies set forth below:

•	Accenture Consulting
o
Accenture is a global management consulting, technology consulting and technology outsourcing company headquartered in New York City. According to its Yahoo Finance profile it is the largest consulting firm in the world and is a Fortune Global 500 company.  According to Accenture’s website, as of September 2011, Accenture had more than 211,000 employees across 120 countries.

•	IBM Consulting
o
IBM Global Services is the information technology and business services arm of International Business Machines and operates in about 170 countries, providing a comprehensive range of enterprise IT and consulting services to commercial and public sector clients.  According to IBM’s website, IBM Global Services started in the spring of 1991, with the aim towards helping companies manage their IT operations and resources.  IBM Global Business Services “GBS” is the professional services arm of Global Services, including management consulting, systems integration, and application management services. GBS is also the highest revenue earning division of IBM.

•	Deloitte & Touche IT Consults
o
Deloitte (“Deloitte”) assists clients by providing services in the areas of enterprise applications, technology integration, strategy & operations, human capital, and short-term outsourcing.  Deloitte is the largest private professional services organization in the world.  According to Deloitte’s website, as of 2010 Deloitte has approximately 170,000 staff in more than 140 countries, delivering audit, tax, consulting, enterprise risk and financial advisory services through its member firms.

INTELLECTUAL PROPERTY

We intend to apply for trademark protection for the mark “ContinuityX” in various trademark classes in which we operate.

RISK FACTORS

Our business and operations involve numerous risks, some of which are beyond our control which may affect future results and the market price of our common shares. In any such case, the market price of our common shares could decline, and investors may lose all or part of their investment. The following discussion highlights all material risks known to us.

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Risks With Respect to Our Business

Competition could substantially impair our business and our operating results.

Competition in our business is intense.  We are engaging in a business similar to several major corporations.  Most of the financial and technical resources, name recognition, market access, commercial connections, and capabilities of each of our competitors far exceed ours.  In view of our limited history, lack of capital and number of personnel, it will be difficult for us to gain market access, and if we do develop a successful service, one or more of these companies may develop a similar or superior service within a short time.

We are dependent upon key personnel.

Messrs. David Godwin and Anthony G. Roth are critical to our operations. If we were to lose the services of either of them, it could have a material adverse effect upon our business.  The Company is considering obtaining Key Person life insurance on Mr. Godwin and Mr. Roth.  To date no Key Person Life Insurance policy has been obtained upon the lives of Messrs. Godwin or Roth and there can be no assurance as to the availability or cost of such a policy upon the lives of either of Messrs. Godwin or Roth.

Our directors and officers will have substantial influence over our operations and control substantially all business matters.

Currently, our two directors are also our only two executive officers.  We will not benefit from the multiple judgments which a greater number of directors or officers may provide, and we rely completely upon the judgment of such people in making business decisions, without the assistance of any outside directors on matters which require the judgment of the Board of Directors.

We are dependent upon attracting and retaining highly skilled personnel.

We believe our future success will depend largely upon our ability to attract and retain highly skilled management, consultants and advisors in the following areas: technical, sales and marketing and finance.  Competition for such personnel is intense and there can be no assurance that we will be successful in attracting and retaining such personnel.  The inability to attract or retain qualified personnel in the future, or delays in hiring required personnel, particularly consultants providing technical, sales and marketing, could have a material adverse effect upon our business, results of operations and financial condition.

We will need financing to develop our business and to meet our capital requirements.

We will need financing to develop our business and meet our capital requirements.  We currently have no arrangements to obtain financing and we will be dependent upon sources such as:

·	funds from private sources such as, loans from stockholders and private placements,
·	funds from public offerings, and
·	future earnings.

Financing may only be available, if at all, upon terms which may not be commercially advantageous. If adequate funds are not available from operations or additional sources of financing, our business will be materially adversely affected.

Our anticipated future growth is dependent upon our ability to successfully manage the growth of our operations.

We expect to experience growth in the number of employees and the scope of our operations. There can be no assurance that we will be able to grow our business as expected.  Our future success will be highly dependent upon our ability to successfully manage the expansion of our operations. Our ability to manage and support our growth effectively will be substantially dependent upon our ability to implement adequate improvements to financial and management controls, reporting and other procedures and to hire sufficient numbers of financial, accounting, administrative and management personnel. Our anticipated expansion, and the resulting growth in the number of our employees, will result in increased responsibility for both existing and new management personnel. There can be no assurance that we will be able to identify, attract and retain experienced accounting and financial personnel. Our future operating results will depend upon the ability of our management and other key employees to implement and improve our systems for operations, financial control and information management, and to recruit, train, and manage our employee base. There can be no assurance that we will be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures. Our inability to do so would have a material adverse effect upon our business, results of operations and financial condition.

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Our future success depends upon our ability to address potential market opportunities while managing our expenses to match our ability to finance our operations. This need to manage our expenses will place a significant strain upon our management and operational resources. If we are unable to manage our expenses effectively, our business, results of operations and financial condition will be adversely affected.

We have received all of our revenues from one service provider.

As of June 30, 2011, all of Continuity’s revenues were derived from one entity, AT&T, Inc. (“AT&T”).  AT&T has designated us as a “Premier Service Provider”.  If, for any reason this relationship terminates, management believes it will be able to utilize another service provider for its customers.  There can be no assurance that any such termination will not disrupt our business activities and cash flow.

Our sole bank account is under the control of another party.

Our sole bank account is under the exclusive control of Forest Capital, LLC.  This account receives the payments from our service provider, AT&T, which, to date, has been our sole source of revenues, and serves as collateral for $500,000 in account receivables pledged to Forest Capital by Continuity.

If we cannot consistently generate positive cash flows or raise sufficient capital then we will not realize our growth potential and the business could suffer financially.

We are attempting to grow while maintaining costs. However, we expect to require increasing cash flows to finance our needs in the marketplace. To finance growth, we will need to raise capital to fund infrastructure needs, expand our service offerings and implement more aggressive sales, marketing and advertising programs.  However, if we are not successful in raising additional capital, we will not meet our projections for growth and sales could be adversely affected due to loss of customers.

We are dependent upon the performance of our employees.

Our performance depends substantially on the performance of our executive officers and other personnel.  The loss of services of any executive officers or key personnel could have a material adverse effect upon our business, revenues, and results of operations or financial condition.  In addition, market conditions may require us to pay higher compensation to qualified management and technical personnel than we currently anticipate.

Risks With Respect to Our Shares of Common Stock

We have never paid dividends on our common stock.

We have never paid dividends on our common stock, and there can be no assurance that we will have sufficient earnings to pay any dividends with respect to our common stock.  Moreover, even if we have sufficient earnings, we are not obligated to declare dividends with respect to the common stock.  The future declaration of any cash or stock dividends will be in the sole and absolute discretion of the Board of Directors and will depend upon our earnings, capital requirements, financial position, general economic conditions and other pertinent factors.  It is also possible that the terms of any future debt financing may restrict the payment of dividends.  We presently intend to retain earnings, if any, for the development and expansion of its business.

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There can be no assurance that our common stock will ever be quoted on any market or traded on national securities exchanges or markets.

Until such time as our common stock is quoted or listed upon any securities exchanges or markets, of which there can be no assurance, accurate quotations as to the market value of our securities may not be possible.  Sellers of our securities are likely to have more difficulty disposing of their securities than sellers of securities which are listed upon any of the several NASDAQ markets, the New York Stock Exchange, the American Stock Exchange, or one of the other national securities exchanges or markets.

Although we intend to make arrangements for our common stock to be traded upon a public market, such as the OTC Bulletin Board or the Pink Sheets, there can be no assurance that we would be successful in having our common stock listed or quoted on OTC Bulletin Board or any other public markets, or that if so listed or quoted, that our common stock would thereafter increase in value.

Even if public markets do develop, the volume of trading in our common stock will presumably be limited and likely dominated by a few individuals. The limited volume, if any, will make the price of our common stock subject to manipulation by one or more stockholders and will significantly limit the number of shares that one can purchase or sell in a short period of time. An investor may find it difficult to dispose of his, hers or its securities.

We became a publicly traded company through the acquisition of a public shell company, and we could face repercussions as a result thereof.

We face risks associated with being a former public shell company. The current regulatory environment does not look favorably upon reverse acquisitions which could adversely affect our stockholders.

SELECTED FINANCIAL DATA

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, Continuity is not required to provide information required by this Item.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CONTINUITYX, INC.

The following is a discussion of Continuity’s financial condition and results of operations for the periods ended June 30, 2011.You should consider the foregoing when reviewing the consolidated financial statements and this discussion. You should read this section together with the consolidated financial statements including the notes to those financial statements for the years mentioned above. This discussion includes forward-looking statements which, although based on assumptions which the management of Continuity considers reasonable, are subject to risks and uncertainties. Additionally, refer to the section on page 3 of this Form 8-K regarding forward-looking statements. The actual results and timing of selected events could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” and elsewhere in this report.

Results of Operations (from inception (March 25, 2011) through June 30, 2011)

SERVICES	$1,115,176

COST OF SERVICES	171,198

GROSS PROFIT	943,978

OPERATING EXPENSES
TOTAL OPERATING EXPENSES	811,094
INCOME FROM OPERATIONS	132,884

OTHER INCOME (EXPENSES)
Interest Income	24
Interest expense	(68,930)
TOTAL OTHER INCOME (EXPENSES)	(68,906)

INCOME BEFORE INCOME TAXES	63,978

PROVISION FOR INCOME TAXES
TOTAL PROVISIONS FOR INCOME TAXES	11,325
Net Income	$52,653

Earnings per share	$6.45
Weighted average shares	8,163

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Liquidity and Capital Resources

As of June 30, 2011, Continuity has a working capital deficit of one hundred and seventy-seven thousand three hundred and forty-seven ($177,347) dollars.  We finance our day to day operations through financing our accounts receivable and working capital from revenues.  We intend to expand operations to generate cash flow and to raise funds through either borrowing funds or selling equity.  At the present time, we have not made any determination with respect to either borrowing funds or selling equity.

Activity for the period from inception (March 25, 2011) through June 30, 2011 is as follows:
•	Cash collected from customers –
•	Cash paid to suppliers -
•	Cash paid for management services –
•	Cash paid for other selling, general & administrative costs –

Its revenues through June 30, 2011 were $1,115,176.

Continuity has borrowed money from certain individuals who are officers and/or stockholders of Continuity.  The parties, and a summary of the terms and conditions, of those agreements are as follows:

1.
Loans from Gary Elliston.  Continuity borrowed an aggregate of $257,000 from April 26, 2011 to July 27, 2011 some of which bears interest at the rate of 1% per month and some of which bears interest at the rate of 1.5% per month.  A total of $25,000 was repaid by Continuity as of June 30, 2011.  Continuity owes Mr. Elliston an aggregate of $232,000 in principal and $14,894 in accrued interest as of June 30, 2011.

2.
Loan from Anthony Roth.  Continuity borrowed an aggregate of $133,750 from Mr. Anthony Roth which bears interest at the rate of 1% per month.  A total of $18,000 was repaid by Continuity as of June 30, 2011.  Continuity owes Mr. Roth an aggregate of $115,750 in principal and $1,910 in accrued interest due to a waiver of initial interest in the first period as of June 30, 2011.

3.
Loan from David Godwin.  Continuity converted $77,000 due to Mr. David Godwin for commissions payable into two notes which bear simple interest at the rate of 6%.  Continuity owes Mr. Godwin an aggregate of $77,000 in principal and $386 in interest as of June 30, 2011.

Pursuant to a Master Factoring Agreement dated September 6, 2011 by and between Continuity and Forest Capital LLC (“Forest Capital”), Forest Capital agreed to purchase up to the aggregate amount of $500,000 dollars of certain accounts receivable from Continuity in consideration for seventy (70%) of the face value of those accounts.  Upon receipt of those accounts receivable, Forest Capital keeps the seventy (70%) of the account that they purchased plus any interest and other charges pursuant to the agreement, and shall transfer the remaining balance to Continuity.

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Pursuant to a Deposit Account Control Agreement which Continuity entered into with Forest Capital to which JP Morgan Chase Bank (“JP Morgan”) is a party, Forest Capital was granted, as collateral for up to $500,000 in Continuity’s accounts receivable sold to Forest Capital, a security interest in a bank account held by Continuity with JP Morgan.  Forest Capital was given exclusive control of the account with JP Morgan.  The Account receives the proceeds from AT&T which, to date, has been our sole source of revenues.

Off-Balance Sheet Arrangements

We have not engaged in any off-balance sheet arrangements as defined in Item 303(c) of SEC Regulations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, the Company is not required to provide information required by this Item.

PROPERTIES

We presently have no agreements to acquire any properties, and have no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, entities primarily engaged in real estate activities.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of November 8, 2011 by:

●	each person who is the owner of more than 5% of the Company’s common stock outstanding after the closing of the Acquisition described in Item 2.01;
●	each person who became an executive officer or director of Continuity upon closing of the Acquisition describe in Item 2.01; and
●	all of the Company’s directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares of Common Shares Beneficial Owner- ship	Percentage of Outstanding Common Shares
David Godwin	2,040,000	23.2%
Anthony Roth	1,440,000	16.4%
Gary Elliston	1,320,000	15.0%
Breckenridge Associates, Inc.	820,222	9.3%
Directors and Officers as a Group (2 persons)	3,460,000	39.6%

DIRECTORS AND EXECUTIVE OFFICERS

Our Board of Directors consists of Mr. David Godwin who is also our President and Chief Executive Officer and Mr.  Anthony Roth, who is also our Executive Vice President, Corporate Secretary and Chief Financial Officer.

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Our present executive officers and directors, their ages and present positions are as follows:

Name	Age	Position	First Year Elected/Appointed
David Godwin	49	President, CEO	2011
Anthony Roth	47	Executive VP, CFO, Corporate Secretary	2011

All of our directors shall hold office until such time as their successors, if any, have been duly elected and qualified.  All of our directors have currently been appointed to indefinite initial terms and we do not currently intend to elect additional directors or replace any of our current officers and directors.

All of our executive officers shall hold office until the next annual meeting of the the Board of Directors and until their successors, if any, have been duly appointed and qualified.

Mr David Godwin has been the President of Continuity since its inception in 2011.  As a technical sales consultant for the Midwest Region of AT&T from 2008 to 2010, Godwin served over 8,000 customers in the National Business Market Group.  Through his technical expertise and extensive industry knowledge he was ranked number one in his position, by AT&T, throughout the US in both sales and customer satisfaction.  His past industry positions with ISI (2006-2008) and AT&T (2008-2010) have provided him the necessary business experience in the continuity, cloud computing and disaster recovery industry.

Godwin obtained his Undergraduate degree from the University of Maryland in 1986 while serving in the United States Army from which he received an Honorable Discharge.

Mr. Anthony Roth has been the Executive Director of Continuity since its inception in 2011.  From 2009 until 2011 Mr. Roth served in a variety of functions including acting as Interim CEO and Director for both Optimum Interactive Inc. and First Blush Brands, Inc. as well as serving as a Director and Consultant for Optimum Interactive.   From 2007 to 2009, Mr. Roth has served as CEO of Commerce Planet Inc., an online marketing and e-commerce business.  Mr. Roth received his undergraduate degrees from the University at Illinois in 1986.

From 2000 to 2007, Mr. Roth served as President and CEO of Utix Group, Inc., authorizing a series of five patents in the pre-paid and electronic payments network vertical in association with DISCOVER Payment Network.  Mr. Roth also served as Vice President and Manager of a Merrill Lynch Small Markets Office.

Our directors do not have any family relationships with each other.  However, Mr. Godwin’s wife, Kathy Godwin, has been, and will continue to be, employed by Continuity as a Vice President, Channel of Operations, overseeing vendor and customer operations, which Continuity does not deem to be an Executive Office.

EXECUTIVE COMPENSATION

Continuity has entered into “founders” employment agreements with each of David Godwin and Anthony Roth which they intend to revise upon terms to be agreed upon by each individual and the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Using the definition of director independence set forth in NASDAQ Marketplace Rule 4200(a)(15), neither David Godwin nor Anthony Roth is considered to be an independent director.

LEGAL PROCEEDINGS

None.

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's common stock is not currently traded. However, the Company intends for its common stock to be listed and traded on the OTCBB or Pink Sheets. There can be no assurance that 's common stock will at any time be listed and traded on the OTCBB, Pink Sheets or any other public market.

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The Company has no plans to declare cash dividends on its common stock in the future and has not declared any since inception. There are no restrictions which limit the ability of to declare cash dividends on its common stock and does not believe that there are any that are likely to do so in the future.

The Company has 13 holders of common stock. The Company currently has no preferred stock authorized; it intends to authorize preferred stock in the future.  The Company anticipates that such preferred shares shall have anti-dilutive rights.  If the Company issues 10,000,000 shares of preferred stock which are convertible into 30,000,000 shares of Common Stock, an example of anti-dilutive rights would provide that if the Company does a reverse split and 100,000,000 shares of Common Stock outstanding are reduced to 50,000,000 shares, the 10,000,000 shares of Preferred Stock would continue to be convertible into the 50,000,000 shares of Common Stock.

RECENT SALES OF UNREGISTERED SECURITIES

See Item 2.01 and Item 3.02.

DESCRIPTION OF SECURITIES

Common Stock

Our authorized capital stock, immediately following the closing of the Acquisition, consists of  10,000,000 shares of common stock, par value $0.001 per share, of which 8,800,000 shares were issued and outstanding as of November 8, 2011.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The following sets forth information relating to all previous sales of our common stock, which sales were not registered pursuant to the Securities Act.
Since Continuity’s inception on April 28, 2010, we sold the following securities:

1.	In May, 2010, we sold 1,000,000 shares of our common stock to our then Chief Executive Officer and President, Ms. Eileen Russell, for $10,000;

2.	On December 15, 2010, we issued an aggregate of 500,000 shares of our common stock to our then Chief Executive Officer and President,

We believe that the sales of these securities were considered to be exempt from registration under Section 4(2) of the Securities Act. The purchasers of the securities in such transactions represented their intention to acquire the securities for investment purposes only and not with a view to or for sales in connection with any distribution thereof and appropriate legends were affixed to the certificates for the securities issued in such transactions.

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During the period from May 11, 2010 through June 30, 2010, we sold an aggregate of 540,000 shares to 26 investors in exchange for net proceeds of $17,500 in cash pursuant to Section 4(2) of the Securities Act, as amended.  A list of the investors, the amount of stock purchased, and the date(s) of the purchase are listed below:

NAME OF INVESTOR	PRICE PER SHARE	TOTAL SHARES	TOTAL PRICE	DATE(S) PURCHASED
Jaclyn Amsel	$0.05	10,000	$500.00	2010
Kristin J. Angelino	$0.05	10,000	$500.00	2010
Ashmore Associates LLC	$0.05	10,000	$500.00	2010
Rostin Behnam	$0.05	10,000	$500.00	2010
Linda J. Emery	$0.05	10,000	$500.00	2010
Belle B. Faber	$0.05	20,000	$1000.00	2010
Churchill Investment LLC	$0.05	10,000	$500.00	2010
Howard A. Fiorella	$0.05	20,000	$1000.00	2010
Peter J. Gennuso	$0.05	10,000	$500.00	2010
Amy Gillenson	$0.05	20,000	$1000.00	2010
Scott L. Greiper	$0.05	20,000	$1000.00	2010
Maureen K. Heckler	$0.05	10,000	$500.00	2010
HHA Associates LLC	$0.05	10,000	$500.00	2010
Vera O. Kachnykewych	$0.05	20,000	$1000.00	2010
Benjamin J. Kallos	$0.05	10,000	$500.00	2010
Jason Lief	$0.05	10,000	$500.00	2010
Edward L. Odonnell	$0.05	20,000	$1000.00	2010
April Litt Rachmuth	$0.05	10,000	$500.00	2010
Paul A. Rachmuth	$0.05	10,000	$500.00	2010
Mary Ann Rad	$0.05	20,000	$1000.00	2010
Emil A. Rad	$0.05	20,000	$1000.00	2010
Erilyn B. Riley	$0.05	20,000	$1000.00	2010
H. Eileen Russell	$0.05	200,000	$10,000.00	2010
Judith H. Russell	$0.05	10,000	$500.00	2010
J. Samuels Group LLC	$0.05	10,000	$500.00	2010
Vania Wynter	$0.05	10,000	$500.00	2010

12

The sale of all shares were to “accredited investors” as defined in Rule 501 of Regulation D, promulgated under the Securities Exchange Act of 1934, as amended, pursuant to Rule 506 of Regulation D and are therefore exempt from registration under the Securities Act of 1933 pursuant to Regulation D.  Accordingly, the sales of the shares set forth above were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

All purchasers represented in writing that they acquired the securities for their own accounts.  A legend was placed on the stock certificates stating that the securities have not been registered pursuant to the Securities Act and cannot be sold or otherwise transferred without an effective registration or an exemption therefrom, but may be sold pursuant to the exemption provided by Section 4(2) of the Securities Act or Rule 144 of the Securities Act.

On November 1, 2011, all of the shares listed above were redeemed by the Company for payment of $82,500.

As set forth in Item 2.01, on November 8, 2011 we issued an aggregate of 7,300,000 shares to 10 stockholders of Continuity in exchange for 100% of the stock in ContinuityX, Inc.  The stockholders who are designees of Highland, who are designated in the chart below, have agreed to cancel 1,500,000 shares of this stock.  A list of the Continuity stockholders and the stock received are listed below:

NAME OF INVESTOR	TOTAL SHARES
David Godwin	2,040,000
Anthony G. Roth	1,440,000
Gary Elliston	1,320,000
Andrew Rubin	312,500*
Lisa Diaz	312,500*
Linda Rubin	312,500*
Robert M. Rubin	312,500*
Breckenridge Associate, Inc.	570,000*
Beverly Pomerantz	340,000*
Elizabeth Rosenfeld	340,000*
* Agreed to cancel 60% of shares received upon receipt

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

Pursuant to the Acquisition Agreement described in Item 2.01, on November 8, 2011 control of the Company has been transferred from ContinuityX, Inc. to the stockholders of Continuity.

 ITEM 5.02 DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS

As disclosed in Item 2.01 of this Form 8-K, on November 1, 2011, Eileen Russell, President, CEO, Treasurer and a Director, appointed David Godwin and Anthony Roth as Directors of the Company.  Ms. Russell then resigned as Director and from all of her positions as an officer and director of the Registrant.

13

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Page
ContinuityX, Inc. audited financial statements as of June 30, 2011

Pro-forma consolidated financial statements as of June 30, 2011

Exhibits

Exhibit 2	Acquisition Agreement, dated November 8, 2011, between the Stockholders of ContinuityX, Inc. and EDUtoons*
Exhibit 3.1	Articles of Incorporation**
Exhibit 3.2	Bylaws**
Exhibit 10.1	Loan Agreement, dated April 29, 2011, between ContinuityX, Inc. and Anthony Roth*
Exhibit 10.2	Loan Agreement, dated May 24, 2011, between ContinuityX, Inc. and David Godwin*
Exhibit 10.3	Consulting Agreement, dated July 5, 2011, between ContinuityX, Inc. and Highland Global Partners, Inc.*
Exhibit 10.4	Master Factoring Agreement, dated September 6, 2011, between ContinuityX, Inc. and Forest Capital, LLC.*
Exhibit 10.5	Deposit Account Control Agreement dated September 6, 2011 by and among ContinuityX, Forest Capital LLC, and JP Morgan Chase.*
Exhibit 14	Code of Ethics*

 *   To be filed by Amendment
**  Previously filed as exhibits to the Registration Statement on Form S-1 filed by the Company on August 6,2010

14

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUtoons , Inc. (Registrant)

Dated: November 14, 2011	By:	/s/ David Godwin
David Godwin
Title: President

15

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm	1
Financial Statements:
Balance Sheet	2
Statement of Operations	3
Statement of Changes in Shareholders’ Equity	4
Statement of Cash Flows	5
Notes to Financial Statements	6 – 9
Introduction to Pro Forma Consolidated Financial Statements (Unaudited)	10
Pro Forma Consolidated Balance Sheets	11-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Continuity X, Inc.

We have audited the accompanying balance sheet of Continuity X, Inc. as of June 30, 2011, and the related statements of operations, changes in shareholders' equity, and cash flows for the period from inception (March 25, 2011) through June 30, 2011. Continuity X, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Continuity X, Inc. as of June 30, 2011, and the results of its operations and its cash flows for the period from inception (March 25, 2011) through June 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ EFP Rotenberg, LLP

EFP Rotenberg, LLP
Rochester, New York
November 14, 2011

CONTINUITY X, INC.
BALANCE SHEET
June 30, 2011

ASSETS

CURRENT ASSETS
Cash	$149,784
Accounts receivable	537,879
Deposits	46,000
Total Current Assets	733,663

OTHER ASSETS
Security deposits	240,000
Total Other Assets	240,000

TOTAL ASSETS	$973,663

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$140,849
Accrued payroll	208,146
Accrued interest - related party	17,190
Short-term notes payable	108,750
Short-term notes payable - related party	424,750
Income taxes payable	11,325
Total Current Liabilities	911,010

TOTAL LIABILITIES	911,010

SHAREHOLDERS' EQUITY
Common stock - $.10 par value, 100,000 shares authorized,
100,000 shares issued and outstanding	10,000
Retained Earnings	52,653
Total Shareholders' Equity	62,653

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$973,663

CONTINUITY X, INC.
 STATEMENT OF OPERATIONS
For the period of inception (March 25, 2011) through June 30, 2011

SERVICES	$1,115,176

COST OF SERVICES	171,198

GROSS PROFIT	943,978

OPERATING EXPENSES
Salaries	260,975
Commissions	326,886
Payroll taxes	56,040
Rent	5,184
Advertising and promotion	9,521
Automobile	4,559
Computer and internet	13,237
Insurance	30,310
Meals and entertainment	2,377
Office supplies	10,502
Outside services	39,594
Postage and shipping	3,295
Telephone	2,420
Travel	45,257
Other	937
TOTAL OPERATING EXPENSES	811,094

INCOME FROM OPERATIONS	132,884

OTHER INCOME (EXPENSES)
Interest income	24
Interest expense	(68,930)
TOTAL OTHER INCOME (EXPENSES)	(68,906)

INCOME BEFORE INCOME TAXES	63,978

PROVISION FOR INCOME TAXES
Federal	10,500
State	825
TOTAL PROVISION FOR INCOME TAXES	11,325

Net Income	$52,653

Earnings per share	$6.45
Weighted average shares	8,163

CONTINUITY X, INC.
 STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
For the period of inception (March 25, 2011) through June 30, 2011

			Total
	Capital	Retained	Shareholders'
	Stock	Earnings	Equity

Balance at March 25, 2011	$-	$-	$-

Issuance of stock	10,000	-	10,000

Net Income	-	52,653	52,653

Balance at June 30, 2011	$10,000	$52,653	$62,653

CONTINUITY X, INC.
STATEMENT OF CASH FLOWS
For the period of inception (March 25, 2011) through June 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$52,653
Adjustments to reconcile net income to net
cash used by operating activities:
Common stock issued for services	750
Changes in assets and liabilities
Increase in accounts receivable	(537,879)
Increase in deposits	(46,000)
Increase in accounts payable	196,849
Increase in accrued payroll	292,396
Increase in accrued interest - related party	17,190
Increase in income taxes payable	11,325
NET CASH USED BY OPERATING ACTIVITIES	(12,716)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds on related party notes payable	211,000
Proceeds from issuance of stock	2,000
Payments on related party notes payable	(43,000)
Payments on notes payable	(7,500)
NET CASH PROVIDED BY FINANCING ACTIVITIES	162,500

NET INCREASE IN CASH	149,784
CASH - March 25	-
June 30	$149,784

SUPPLEMENTAL CASH FLOW DISCLOSURES
Cash paid during the year:
Interest	$3,240
Taxes	-

SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES
Issuance of common stock to reduce commission payable	$7,250
Issuance of notes payable to reduce commission payable	77,000
Issuance of notes payable due to transfer of security deposits	240,000
Issuance of notes payable to reduce accounts payable	56,000

Note 1 - BUSINESS

Continuity X, Inc. (the “Company”), incorporated under the laws of the State of Delaware on March 25, 2011, with offices located in three cities: Santa Barbara, California; Marlborough, Massachusetts; and Metamora, Illinois.

As a newly formed business in 2011, the Company has managed a collaboration of seasoned technical sales, marketing and operations experts, combined with certified engineers and technology programmers and IT specialists for its strategic channel partners.  By providing consultation and expertise in the discovery, acquisition, implementation and management of network, disaster recovery, voice and voice-over internet protocol (voIP), project design – management – monitoring (virtual – hosted/managed – network), the Company affords clients the ability to have one-stop service at a fair price with responsive and efficient solutions.

The Company provides the management process and consulting for solving problems related to business continuity, disaster relief, virtual – cloud hosting, managed equipment and storage, monitoring, voIP and voice needs.   The Company cooperatively markets its services and expertise alongside its strategic channel partners.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared on the accrual basis of accounting.  The significant accounting policies are described below to enhance the usefulness of the financial statements to the reader.

Fiscal Year

The Company’s fiscal year is from July 1 through June 30.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly-liquid financial instruments with a maturity of three months or less to be cash equivalents.  The Company maintains cash and cash equivalents at financial institutions which periodically may exceed federally insured amounts.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment are stated at cost. It is management's policy to capitalize certain purchases and donations with a useful life greater than one year and a value greater than $2,000.

Furniture and equipment	5 - 7 years
Computer equipment and software	3 - 5 years
Leasehold improvements	5 - 15 years

No property and equipment was acquired as of June 30, 2011.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are uncollateralized customer obligations due under normal trade terms requiring payment within 30 days from the invoice date.  Unpaid accounts receivable with invoice dates over 30 days old bear interest at 5% per month. Due to the uncertainty regarding collection, delinquency fees are recognized as income when received.  Accounts receivable are stated at the amounts billed to the customer plus any accrued and unpaid interest.

Payments of accounts receivable are allocated to the specific invoices identified on the customers remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. The carrying amounts of accounts receivable are reduced by an allowance for doubtful accounts that reflects management's best estimate of the amounts that will not be collected. Management individually reviews all accounts receivable balances that exceed 90 days from invoice date and based on an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. Management provides for probable uncollectible amounts through a charge to earnings and a credit to the allowance for doubtful accounts based on its assessment of the current status of individual accounts. Balances still outstanding after management has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to trade accounts receivable. Changes in the allowance for doubtful accounts have not been material to the financial statements

There was no bad debt expense and no allowance for doubtful accounts has been recorded as of June 30, 2011.

Security deposits

The Company assumed a security deposit on systems and monthly recurring services from a customer by issuing three notes totaling $240,000, of which $150,000 was provided from related parties.  The deposit secures space on the customer’s network which is necessary for the Company’s operations.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

The Company recognizes revenue when it is realized or realizable and earned.  The Company's current revenue generating activities primarily involve commission earnings from coordinating network and telecom needs of third parties resulting in services which are then provided by  the Company's primary customer.

The Company submits a contract with a third party to its customer for services that the customer will provide.     The orders are accepted into the customer's process which is guaranteed upon the customer's Systems Engineer provisional acceptance.  The orders are accepted once the pricing schedule order is signed, site and services are selected and the customer's creditworthiness is approved.  The Company's invoice is generated based on the Master Solutions Provider Agreement base compensation rate and revenue is recognized.

The customer may not claw back - unreasonably withhold - or transfer these orders and must pay the Company per agreement in 30 days.  These are one-time incentive compensation fees and only occur with new site orders accepted.

The Company and the customer maintain the right to cancel a portion or the entire order if it notifies the customer prior to "turn-on" of services.  If canceled, the Company may implement incremental add-on sites on subsequent orders.

Advertising

The Company expenses advertising costs as they are incurred.

Income Taxes

The Company files income tax returns in the U.S. federal and California jurisdictions.

Income taxes provide for the tax effects of transactions reported in the financial statements.  The provision for income taxes consists of taxes currently due and, if material, deferred taxes resulting from differences in the accounting methods used for financial reporting purposes and those used for income tax reporting.  There are no material deferred tax items for the period ended June 30, 2011.

The Company follows the provisions of uncertain tax positions as addressed in FASB Accounting Standards Codification 740-10-65-1. The Company recognized no liability for unrecognized tax benefits. The Company has no tax position at June 30, 2011, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties were recognized during the period presented. The Company had no accruals for interest and penalties at June 30, 2011.

Note 3 - OPERATING LEASES

The Company leases office space in Santa Barbara, California.  The term of the lease is through November 30, 2011, and calls for monthly rent of $550.  The lease will continue after the stated term on a month to month basis.

The Company leases office space in Marlborough, Massachusetts.  The term of the lease is through September 30, 2012, and calls for monthly rent of $778 through September 30, 2011, and monthly rent of $840 thereafter.

Total rent expense for the period was $5,184.

Minimum future lease payments on operating leases for the period after June 30, 2011, are as follows:

2011	$7,604
2012	7,560

Total Minimum Future Lease Payments	$15,164

Note 4 - SIGNIFICANT CUSTOMERS AND CREDIT RISK

All of the income for the period was derived from one customer, and all of the accounts receivable as of June 30, 2011, is comprised of one customer.

Note 5 – SHORT-TERM NOTES PAYABLE

The Company entered into a $116,250 non-interest bearing note payable to be paid by September 30, 2011.  The note is secured by the Company’s security deposit and can be repaid at any time.  The Company had an outstanding principal balance of $108,750 as of June 30, 2011.

Related party notes payable

During the period, $77,000 of commissions payable to the President of the Company were converted into two notes payable.  The notes bear 6% simple interest to be paid by January 15, 2012.  The notes were secured by the assets and receivables held by the Company that may be subject to subordination by third-party financiers and could be repaid at any time.  The Company had an outstanding principal balance of $77,000 on the note and has accrued $386 in interest as of June 30, 2011.

During the period, the CFO of the Company advanced the Company $133,750 in the form of two notes bearing a weighted average simple interest rate of 13.7% with  various maturity dates ranging from June 30, 2011 to September 30, 2011.  The notes were secured by the assets and receivables held by the Company that may be subject to subordination by third-party financiers and could be repaid at any time.  A total of $18,000 was repaid as of June 30, 2011.  The Company had an outstanding principal balance of $115,750 on the note and has accrued $1,910 in interest as of June 30, 2011.

Note 5 – SHORT-TERM NOTES PAYABLE (continued)

During the period, a stockholder of the Company, advanced the Company $257,000 in the form of three notes bearing a weighted average simple interest rate of 16.4% with and various maturity dates ranging from June 30, 2011 to September 30, 2011.  The notes were secured by the assets and receivables held by the Company that may be subject to subordination by third-party financiers and could be repaid at any time.  A total of $25,000 was repaid as of June 30, 2011.  The Company had an outstanding principal balance of $232,000 on the note and has accrued $14,894 in interest as of June 30, 2011.

Note 6 – SUBSEQUENT EVENTS

Subsequent to June 30, 2011, the Company entered into a lease for office space in Metamora, Illinois.  The term of the lease is through July 31, 2016, and calls for monthly rent of $1,200.

Subsequent to June 30, 2011, the Company has extended the maturity dates of all short-term notes payable to November 30, 2011.  No principal payments have been made subsequent to June 30, 2011.

On September 1, 2011, the Company amended the articles of incorporation to correct the par value of common stock to $.10 per share.  The change to the par value has been retroactively applied in the June 30, 2011 financial statements.

Subsequent to June 30, 2011, the Company entered into a factoring agreement for $500,000 of receivables to be payable immediately at 70%.  Upon collections by the Factor, the Company is remitted the balance, less applicable discount fees and 5% of the remaining uncollected assigned accounts to be used to establish and maintain a “contingency account”.  Fees per the agreement start at 1.30% for collections within 30 days, increasing by 0.65% every 15 days.  The factored receivables are secured by the assets and receivables of the Company and are with recourse if the assigned account becomes the subject of a dispute, there exists any breach of representation under the agreement or an assigned account is not paid within 90 days of its invoice.

Subsequent to June 30, 2011, the Company entered into a Consulting Agreement, dated July 5, 2011, with a third party to provide consulting services during a 12 month term.  The agreement provides that such party shall receive 34.25% of the issued and outstanding shares of the Company based upon the Company’s then capitalization. To provide for the issuance of said shares, the company will repurchase 34,250 shares from the existing shareholders for $0.10 per share and issue 34,250 shares to the consultant and/or its designees.

Subsequent to June 30, 2011, the Company entered into a Stock Purchase Agreement with EDUToons, Inc. (EDUToons), dated October 27, 2011, which closed on November 1, 2011.  Pursuant to the agreement, the Company acquired 3,250,000 shares of EDUToons common stock for $25,000.  On November 8, 2011, the Company and EDUToons entered into an Acquisition Agreement whereby EDUToons acquired 100% of the issued and outstanding common shares of the Company for 7,300,000 shares of EDUToons common stock.  EDUToons will then file a Certificate of Amendment to its Certificate of Incorporation to change its name to Continuity X Solutions, Inc., increase the number of authorized shares from 10,000,000 to a number determined by the Board of Directors and approval by stockholders, implementing a forward stock split by a number to be determined by the Board of Directors and approval by stockholders.

The effect of the Acquisition Agreement is such that effectively a reorganization of the entities has occurred for accounting purposes and is deemed to be a reverse acquisition. Subsequent to the Closing pursuant to the Acquisition Agreement, the Company and its stockholders have effective control of EDUtoons, even though EDUtoons has acquired the Company. For accounting purposes, the Company will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of EDUtoons, i.e., a capital transaction involving the issuance of shares by EDUtoons for the shares of the Company. Accordingly, the combined assets, liabilities and results of operations of the Company will become the historical financial statements of EDUtoons at the closing of the Acquisition Agreement, and EDUtoons’s assets, liabilities and results of operations have been consolidated with those of the Company commencing as of November 8, 2011, the date of the Closing. No step-up in basis or intangible assets or goodwill will be recorded in this transaction. As this transaction is being accounted for as a reverse acquisition, all direct costs of the transaction have been charged to additional paid-in capital. All professional fees and other costs associated with transaction have been charged to additional paid-in-capital.  The Company has determined to continue to utilize June 30 as the end of its fiscal year.

The Company has evaluated subsequent events through November 14, 2011, the date which the financial statements were issued.

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

On November 8, 2011, the Registrant consummated the acquisition (the “Acquisition”) of all of the shares (the “Shares”) of ContinuityX, Inc. (“Continuity”) from its shareholders under the Acquisition Agreement dated November 8, 2011 among the Registrant and shareholders of ContinuityX, Inc. a wholly owned subsidiary of the Registrant.  Each share of Continuity’s stock was exchanged for 73 shares for the Registrants stock.

As a result of the merger, security holders of Continuity received an aggregate 7,300,000 of the Registrant’s common stock. At the same time, the Registrant cancelled 3,250,000 shares of its common stock held by Continuity, as well as, 1,500,000 shares of stock from unrelated security holders..

The unaudited pro forma consolidated balance sheet of the Registrant as of June 30, 2011, is presented as if the acquisition occurred as of date of the Balance Sheet The unaudited pro forma consolidated statement of operations of the Registrant for the year ended June 30, 2011 give effect to the acquisition and certain adjustments that are directly attributable to the acquisition as if the transactions occurred as of the earliest date of the period presented.

The unaudited pro forma consolidated statement of operations of the Registrant for the year ended June 30, 2010 give effect to the acquisition and certain adjustments that are directly attributable to the acquisition as if the transactions occurred as of the earliest date of the period presented.

In the opinion of the Registrant and the management of Continuity, all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made.  These pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Acquisition actually been consummated as of the dates indicated or of the results that may be obtained in the future.

These pro forma consolidated financial statements and notes thereto should be read in conjunction with the Registrant’s financial statements and the notes thereto as of and for the year ended June 30, 2011.

(A)  BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements have been prepared to reflect stock recapitalization of the Registrant and Continuity.  These unaudited pro forma consolidated financial statements are based on the historical financial statements of the Registrant and Continuity.  The historical financial statements of the Registrant and Continuity have been prepared in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

	Edutoons,Inc	Continuity X, Inc.	Pro Forma Adjustments		Pro Forma Consolidated
	6/30/2011	6/30/2011	as of closing date		as of closing date
	(unaudited)	(unaudited)	(unaudited)		(unaudited)
ASSETS

Current assets
Cash	$525	$149,784	$150,000	A
			(150,000)	B
			25,000	C
			(25,000)	D
			(82,500)	G	$67,809
Accounts Receivable		537,879			537,879
Deferred Registristation Cost	36,193	-			36,193
Deposits		46,000			46,000

Total current assets	36,718	733,663	(82,500)		687,881

Other assets

Security Deposits	-	240,000			240,000

Total Other Assets	-	240,000	-		240,000

TOTAL ASSETS	$36,718	$973,663	$(82,500)		$927,881

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

Accounts Payable	$20,964	$140,849			$161,813
Accrued Liabilities		225,336			225,336
Notes Payable		533,500			533,500
Income Taxes Payable		11,325			11,325
Note payable					-

Total current liabilities	20,964	911,010	-		$931,974

Long-term liabilities

Total liabilities	-	-	-		-

Shareholders' equity

Preferred Stock	-				-

Common stock
EDUToons, Inc.	3,250		3,000	A
Authorized, 10,000,000; Issued and Outstanding			3,250	C
3,250,000 at June 30, 2011			(3,250)	E
			7,300	F
			(3,250)	G
			(1,500)	H	8,800

Continuity X		10,000	(10,000)	F
Authorized, 10,000,000; Issued and Outstanding					-
3,250,000 at June 30, 2011

Additional paid in capital	49,250	-	147,000	A
			(150,000)	B
			21,750	C
			(25,000)	D
			3,250	E
			2,700	F
			(79,250)	G
			1,500	H	(28,800)
Deficit accumulated during development stage	(36,746)	52,653

Total shareholders' equity	15,754	62,653	(82,500)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$36,718	$973,663	$(82,500)

Notes to Pro forma Adjustments

A	Issuance of 3,000,000 to shareholders for cash

B	Distribution of Cash to Existing Edutoons Shareholders from Share Issuances

C	Issuance of 3,250,000 shares to Continuity for cash

D	Distribution of Cash to Existing Edutoons Shareholders from Share Issuances

E	Cancellation of Shares By Pre-Merger Shareholders

F	Shares issued to Existing Continuity Sharholders pursuant to Acquisition Agreement Pursuant to Exchange Ratio 73 shares of Edutoon for 1 share of Continuity

G	Redemption of Continuity Shareholders for cash

H	Cancellation of Shares By Existing Shareholders

Reconciliation of Common Stock Outstanding

Shares Outstanding June 30, 2011 - Pre Merger	3,250,000

Shares Issued Investors for Cash	3,000,000

Shares Issued to Continuity for Cash	3,250,000

Cancellation of Shares by Pre-merger Shareholders	(3,250,000)

Shares issued to Existing Continuity Sharholders pursuant to Acquisition Agreement
Pursuant to Exchange Ratio	7,300,000

Cancellation of Continuity Shares	(3,250,000)

Cancellation of Shares By Existing Shareholders	(1,500,000)

Shares Outstanding November 8, 2011 - Post Merger	8,800,000

	Edutoons,Inc	Continuity X, Inc.	Pro Forma adjustments	Pro Forma Consolidated
	for the year ended	for the period from Inception, March 25, 2011 through
	6/30/2011	6/30/2011

	(unaudited)	(unaudited)		(unaudited)

Revenue	$-	$138,734		$138,734

Costs of Goods Sold	-	(334,910)		(334,910)

Gross Profit	-	(196,176)	-	(196,176)

Selling, general and administrative expense	(32,661)	(811,094)		(843,755)

Total expenses	(32,661)	(811,094)	-	(843,755)

Income Income		39,005		39,005
Interest Expense		(59,936)		(59,936)
Income tax expense	(135)	(4,304)		(4,439)

Net loss	(32,796)	(1,032,505)	-	(1,065,301)

Unrealized Gains On Marketable Securities	-	542,573	-	542,573

Comprehensive loss	$-	$(489,932)	$-	$(522,728)

Basic and diluted net loss per share	$(0.01)	$(10)	$-	$(0.29)

Weighted average shares outstanding	3,021,233	100,000	-	3,735,356

Supplemental Footnote Disclosure to Pro forma Statements of Operations

In connection with the merger transaction on November 8, 2011, The company has incurred expenses in the amount of approximately $5,500. These expenses are a one time, non-recurring amount and accordingly are not included as a pro forma adjustment in the accompanying pro forma financial statements